EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          ___________________________
                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
               _________________________________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
              __________________________________________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-5160382
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)
1 WALL STREET                                                              10286
NEW YORK, NEW YORK                                                    (Zip Code)
(Address of principal executive offices)

                               Michael Shepherd
                                General Counsel
                                One Wall Street
                                   15th Floor
                           New York, New York 10286
                              Tel: 212 635-6748
          (Name, address and telephone number of agent for service)
               ______________________________________________
                     GRACECHURCH CARD FUNDING (NO.4) PLC
            (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                                           NONE
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)
54 LOMBARD STREET                                                            N/A
LONDON EC3P 3AH                                                       (Zip Code)
UNITED KINGDOM
(Address of principal executive offices)

                 _________________________________________
           $900,000,000 Class A Floating Rate Asset-Backed Notes $50,000,000 Class B Floating Rate Asset-Backed Notes
           $50,000,000 Class C Floating Rate Asset-Backed Notes
                   (Title of the indenture securities)
                 _________________________________________
                          BARCLAYCARD FUNDING PLC
            (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                                           NONE
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)
54 LOMBARD STREET                                                            N/A
LONDON EC3P 3AH                                                       (Zip Code)
UNITED KINGDOM
(Address of principal executive offices)

               _________________________________________
       (POUND) 610,700,000* Series 03-2 Floating Rate Medium Term
                        Note Certificate Due 2010
                  (Title of the indenture securities)
               _________________________________________
* This amount is the sterling equivalent of $1,000,000,000 converted using the exchange rate referred to under the "U.S. Dollar Presentation" section of the Prospectus. The actual sterling principal amount of the series 03-2 medium term note certificate will be the sterling equivalent of $1,000,000,000 using the fixed exchange rate in the swap agreements.
               _________________________________________


























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

                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

      Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

      Board  of  Governors  of the Federal Reserve  System,  Washington,  D.C.,
      20551.

      Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045.

      Federal Deposit Insurance Corporation, Washington, D.C., 20429.

(b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

















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

ITEM 16.  LIST OF EXHIBITS

Exhibits identified in parentheses below, on file with the Commission, are incorporated by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

2.    None;  Certificate  of  Authority  being   contained   in  the  documents
      identified above as Exhibit 1.

3. None; authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

5.    Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 34-44051.)

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.    Not applicable.

9.    Not applicable.















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

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 4th day of June, 2003.



                                                THE BANK OF NEW YORK

                                                By: /s/ Rashna Ahmed
                                                    ----------------
                                                  Name: Rashna Ahmed
                                            Assistant Vice President

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                                                Dollar Amounts In
                                                                                              Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...........................             $3,735,469
   Interest-bearing balances....................................................              3,791,026
Securities:
   Held-to-maturity securities..................................................              1,140,688
   Available-for-sale securities................................................             15,232,384
Federal funds sold in domestic offices..........................................              1,286,657
Securities purchased under agreements to resell.................................              1,035,718
Loans and lease financing receivables:
   Loans and leases held for sale...............................................                869,285
   Loans and leases, net of unearned income.....................................             34,695,130
   LESS: Allowance for loan and lease losses....................................                645,382
   Loans and leases, net of unearned income and allowance.......................             34,049,748
   Trading Assets...............................................................              9,044,881
   Premises and fixed assets (including capitalized leases).....................                823,722
Other real estate owned.........................................................                    778
Investments in unconsolidated subsidiaries and associated companies.............
                                                                                                226,274
Customers' liability to this bank on acceptances outstanding....................                249,803
Intangible assets
   Goodwill.....................................................................              1,852,232
   Other intangible assets......................................................                 54,714
Other assets....................................................................              4,961,572
Total assets....................................................................            $78,354,951
                                                                                =======================
LIABILITIES
Deposits:
   In domestic offices..........................................................             32,962,289
   Noninterest-bearing..........................................................             12,792,415
   Interest-bearing.............................................................             20,169,874
   In foreign offices, Edge and Agreement subsidiaries, and IBFs................             24,148,516
   Noninterest-bearing..........................................................                445,725
   Interest-bearing                                                                          23,702,791
Federal funds purchased in domestic offices.....................................                959,287
Securities sold under agreements to repurchase..................................                491,806


                                     - 6 -


Trading liabilities.............................................................              2,916,377
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases)....              1,691,634
Bank's liability on acceptances executed and outstanding........................                251,701
Subordinated notes and debentures...............................................              2,090,000
Other liabilities...............................................................              5,815,688
                                                                                -----------------------
Total liabilities...............................................................            $71,327,298
                                                                                =======================
Minority interest in consolidated subsidiaries..................................                500,019
EQUITY CAPITAL
Perpetual preferred stock and related surplus...................................                      0
Common stock....................................................................              1,135,284
Surplus.........................................................................              1,056,724
Retained earnings...............................................................              4,218,003
Accumulated other comprehensive income..........................................               (117,623)
Other equity capital components.................................................                      0
                                                                                -----------------------
Total equity capital............................................................              6,527,634
                                                                                -----------------------
Total liabilities minority interest and equity capital..........................            $78,354,951
                                                                                =======================


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


Thomas J. Mastro,
Senior Vice President and Comptroller



We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                Directors
Alan R. Griffith













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